Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, the undersigned officers and directors of Blue Bird Corporation desire to authorize Philip Horlock, Phillip Tighe and Paul Yousif to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant’s Registration Statement on Form S-3 described below, including all amendments (including post-effective amendments) and supplements thereto,

NOW, THEREFORE,

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Philip Horlock, Phillip Tighe and Paul Yousif, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant’s Registration Statement on Form S-3 registering the Common Stock, Series A Convertible Preferred Stock and Warrants of Blue Bird Corporation (the “registrant”) as part of the registrant’s registration of securities which it is obligated to register pursuant to registration rights agreements heretofore executed, including any and all amendments (including without limitation any post-effective amendments) and supplements to such Registration Statement, and any Registration Statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 13th day of March, 2015.

Signature	Title

/s/ Philip Horlock	Chief Executive Officer and Director (Principal Executive Officer)
Philip Horlock

/s/ Phillip Tighe	Chief Financial Officer (Principal Financial and Accounting Officer)
Phillip Tighe

/s/ Gurminder Bedi	Director
Gurminder Bedi

/s/ Dennis Donovan	Director
Dennis Donovan

/s/ Chan Galbato	Director
Chan Galbato

/s/ Adam Gray	Director
Adam Gray

/s/ Daniel J. Hennessy	Director
Daniel J. Hennessy

/s/ Dev Kapadia	Director
Dev Kapadia

/s/ James Marcotuli	Director
James Marcotuli

/s/ Alan Schumacher	Director
Alan Schumacher